SEPTEMBER 17, 2020

SUPPLEMENT TO THE FOLLOWING PROSPECTUSES:

SUMMARY PROSPECTUS OF

HARTFORD MULTIFACTOR INTERNATIONAL FUND

HARTFORD MULTIFACTOR LARGE CAP VALUE FUND

DATED JANUARY 28, 2020

HARTFORD MULTIFACTOR FUNDS PROSPECTUS

DATED JANUARY 28, 2020, AS SUPPLEMENTED MARCH 25, 2020

This Supplement contains new and additional information regarding the Funds listed above and should be read in connection with your Summary Prospectus and Prospectus.

Effective October 26, 2020, Richard A. Brown, CFA and Karen Q. Wong, CFA will no longer serve as a portfolio managers to Hartford Multifactor International Fund and Hartford Multifactor Large Cap Value Fund (each, a “Fund” and, collectively, the “Funds”). Effective October 26, 2020, Marlene Walker Smith, Todd Frysinger, David France, Michael Stoll and Vlasta Sheremeta will be added as portfolio managers to the Funds. Accordingly, the following changes are being made to the above referenced Summary Prospectuses and Prospectus:

(1) Effective October 26, 2020, under the heading “Management” in the above referenced Summary Prospectuses and the heading “Management” in the summary section of the above referenced Prospectus, the table listing the portfolio managers of each Fund is deleted in its entirety and replaced with the following:

MANAGEMENT. The Fund’s investment manager is Lattice Strategies LLC. The Fund’s sub-adviser is Mellon Investments Corporation (“Mellon” or the “Sub-Adviser”).

Portfolio Manager	Title	Involved with Fund Since
Thomas J. Durante, CFA	Managing Director, Co-Head of Equity Index Portfolio Management of Mellon	2015
Marlene Walker Smith	Director, Co-Head of Equity Index Portfolio Management of Mellon	2020
Todd Frysinger, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
David France, CFA	Vice President, Senior Portfolio Manager of Mellon	2020
Michael Stoll	Vice President, Senior Portfolio Manager of Mellon	2020
Vlasta Sheremeta, CFA	Vice President, Senior Portfolio Manager of Mellon	2020

(2) Effective October 26, 2020, under the heading “The Investment Manager and Sub-Adviser – Portfolio Managers” in the above referenced Prospectus, the biographical information for each portfolio manager is deleted in its entirety and replaced with the following:

Thomas J. Durante, CFA, Managing Director, Co-Head of Equity Index Portfolio Management at Mellon. Mr. Durante received his BA from Fairfield University, Accounting and has 38 years of investment experience.

Marlene Walker Smith, Director, Co-Head of Equity Index Portfolio Management of Mellon. Ms. Walker Smith received an MBA in finance from the University of Pittsburgh and a BA in history and Russian from Washington & Jefferson College and has 30 years of investment experience.

Todd Frysinger, CFA, Vice President, Senior Portfolio Manager of Mellon. Mr. Frysinger received an MS in finance from Boston College and a BS in finance and management from Elizabethtown College and has 20 years of investment experience.

David France, CFA, Vice President, Senior Portfolio Manager of Mellon. Mr. France received an MS in finance from Loyola University Maryland and a BSBA in accounting from Duquesne University and has 27 years of investment experience.

Michael Stoll, Vice President, Senior Portfolio Manager of Mellon. Mr. Stoll received a BS in civil engineering from the University of California at Irvine, and an MBA and an MS in engineering from the University of California at Berkeley and has 16 years of investment experience.

Vlasta Sheremeta, CFA, Vice President, Senior Portfolio Manager of Mellon. Ms. Sheremeta received an MBA from Carnegie Mellon University and a BS in business administration from the University of Pittsburgh and has 10 years of investment experience.

This Supplement should be retained with your Summary Prospectus and Prospectus for future reference.

HV-7553	September 2020